SUPPLEMENT
                                      DATED
                               SEPTEMBER 12, 2006

                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2006
                                     OF THE

                       LIFE INSURANCE SEPARATE ACCOUNT OF
                           USAA LIFE INSURANCE COMPANY
                                       and
                               SEPARATE ACCOUNT OF
                           USAA LIFE INSURANCE COMPANY



>> Effective October 14, 2006 the following funds will no longer be offered or available as investment options in USAA Life Insurance Company's variable annuity and variable universal life insurance products:

o        DWS Capital Growth VIP Portfolio
o        Alger American Growth Portfolio
o        Vanguard REIT Index Portfolio
o        Vanguard International Portfolio
o        Fidelity VIP Contrafund Portfolio

>> As of October 14, 2006, no additional allocations to these funds will be accepted. If you have instructions in place to allocate funds to any of these Variable Fund Accounts (for example, premium allocations, dollar cost averaging allocations, or automatic asset rebalancing allocations) and you do not provide new allocation instructions before October 14, 2006, we will automatically reallocate any funds designated for these Variable Fund Accounts as follows:

1. If any one or more of these Variable Fund Accounts is allocated to receive 100% of the funds, we will credit the funds to the Vanguard Money Market Portfolio Variable Fund Account.

2. If any one or more of these Variable Fund Accounts is allocated to receive less than 100% of the funds, we will credit the funds proportionally to the remaining available Variable Fund Accounts you have selected.


         Please retain this Supplement for future reference.